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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 3, 1996


                   AMRESCO Residential Securities Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-8687                  75-2620414
-----------------------------        --------------          -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



  700 North Pearl Street
    Suite 2400, LB #342
       Dallas, Texas                                             75201-7424
----------------------------------                           -------------------
   (Address of Principal                                         (Zip Code)
    Executive Offices)



         Registrant's telephone number, including area code (214) 953-7700
                                                           ----------------

                                    No Change
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

                  In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1996-5, described in a Prospectus Supplement dated as of December 4, 1996, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

       99.1 Computational Materials of Prudential Securities Inc. relating to the Offered Certificates.

       99.2 Computational Materials of CS First Boston relating to the Offered Certificates.

       99.3 Computational Materials of Goldman, Sachs & Co. relating to the Offered Certificates.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                                    By: /s/ Ronald B. Kirkland
                                      ----------------------------------------
                                         Name:    Ronald B. Kirkland
                                         Title:   Vice President and
                                                  Chief Accounting Officer



Dated:  December 4, 1996

                                  EXHIBIT INDEX


Exhibit No.       Description                                           Page No.

   99.1           Computational Materials of Prudential Securities
                  Inc. relating to the Offered Certificates.
                                                                        _______

   99.2           Computational Materials of CS First Boston
                  relating to the Offered Certificates                  _______

   99.3           Computational Materials of Goldman, Sachs & Co.
                  relating to the Offered Certificates                  _______